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                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                 (A SERIES OF PAINEWEBBER INVESTMENT TRUST II)
                SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1996

                                                       January 24, 1997

Dear Investor,

     This is a supplement to the Prospectus of PaineWebber Emerging Markets Equity Fund ('Fund') dated October 31, 1996. The purpose of the supplement is to notify investors of a proposed new investment sub-adviser for the Fund.

     Schroder Capital Management International Inc. ('Schroder Capital') will be appointed to replace Emerging Markets Management as the Fund's investment sub-adviser if approved by the Fund's shareholders at a special meeting to be held on February 25, 1997. Schroder Capital is a wholly owned, indirect subsidiary of Schroders plc, the holding company parent of an international group of banks and financial service companies. Under the proposed sub-advisory contract, Mitchell Hutchins, not the Fund, would pay Schroder Capital a monthly fee at the annual rate of 0.70% of the Fund's average daily net assets, which is lower than the rate currently paid by Mitchell Hutchins.

     Further information regarding Schroder Capital and the proposed sub-advisory contract is contained in a proxy statement relating to the February 25 special meeting, which has been sent to the Fund's shareholders of record on January 8, 1997.

     If the sub-advisory contract with Schroder Capital has not been approved by March 1, 1997, Mitchell Hutchins will assume responsibility for the day-to-day management of the Fund effective that date. If this happens, the Fund's board will consider whether other arrangements for the provision of investment sub-advisory services to the Fund are appropriate and in the best interests of the Fund's shareholders.

     If you have any questions regarding the fund, please call your investment executive at PaineWebber or one of its correspondent firms.

             THIS PROSPECTUS SUPPLEMENT DOES NOT REPLACE ANY PRIOR
                         SUPPLEMENTS TO THE PROSPECTUS.